UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2012

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 24, 2012, we filed a complaint against defendant Aria Diagnostics, Inc. (“Aria”) in the United States District Court for the Southern District of California (the “Aria Complaint”). The Aria Complaint also names Isis Innovation Limited (“Isis”) as a nominal defendant for purposes of subject matter jurisdiction only and it seeks to realign Isis as a plaintiff in the matter. In the Aria Complaint, we have alleged that Aria is directly infringing U.S Patent No. 6,258,540 entitled Non-Invasive Prenatal Diagnosis (the “540 Patent”), which we have exclusively in-licensed from Isis. As was described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2011, Aria filed a complaint in the United States District Court for the Northern District of California seeking a declaratory judgment that it does not infringe the ‘540 Patent. We contend that the complaint filed by Aria is not a proper declaratory judgment action and should be dismissed in favor of the Aria Complaint.

Additionally, on January 24, 2012, we filed a complaint against defendants Natera, a Delaware corporation (“Natera”), and DNA Diagnostics Center, Inc. (“DDC”) in the United States District Court for the Southern District of California (the “Natera Complaint”). The Natera Complaint also names Isis as a nominal defendant for purposes of subject matter jurisdiction only and it seeks to realign Isis as a plaintiff in the matter. In the Natera Complaint, we have alleged that Natera and DDC are directly infringing the ‘540 Patent. As was described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2012, Natera filed a complaint in the United States District Court for the Northern District of California seeking a declaratory judgment that it does not infringe the ‘540 Patent. We contend that the complaint filed by Natera is not a proper declaratory judgment action and should be dismissed in favor of the Natera Complaint.

Forward-Looking Statements

Except for historical information contained in this current report, the matters set forth in this current report, including statements related to the litigation described in this current report and any potential results of such litigation, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties (i) that the litigation may result in significant costs and expenses and could divert management’s attention and resources, any of which could adversely affect our business, financial condition or results of operations, (ii) that we may not be successful in these claims, and (iii) that if we were not successful in these claims, our and Sequenom Center for Molecular Medicine, LLC’s ability to exclusively commercialize certain diagnostic tests and laboratory developed tests, may be adversely affected, which would have a material adverse affect on our business, financial condition, and results of operations, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our current report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2012 and subsequent filings. These forward-looking statements are based on current information that is likely to change and speak only as of the date hereof. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this current report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: January 26, 2012	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

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